Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

Supplement Dated April 28, 2006
To
Prospectus Dated March 1, 2006

New Name for the North Track ArcaEx Tech 100 Index Fund

On April 28, 2006, the name of the North Track ArcaEx Tech 100 Index Fund changed to the North Track NYSE Arca Tech 100 Index Fund. The name change of the Fund reflects the change in the name of the Index that the Fund replicates, from the ArcaEx Tech 100 Index to the NYSE Arca Tech 100 Index, which is the result of Archipelago Holdings, Inc. merging with NYSE Group, Inc. The Board of Directors of North Track has approved the name change of the Fund, and the NYSE Arca Tech 100 Index thus replaces the ArcaEx Tech 100 Index as the Index upon which the NYSE Arca Tech 100 Index Fund will be based. This change in the name of the Index and the Fund will not change the investment objective, strategy or risks of the Fund; it is a change in name only.

Correction to Time Period in Financial Highlights of the Wisconsin Tax-Exempt Fund

The section in the Prospectus dated March 1, 2006 entitled "Wisconsin Tax-Exempt Fund Financial Highlights," found on pages 88-89 of the Prospectus, discloses that the most recent information for Class A Shares of the Wisconsin Tax-Exempt Fund is provided "For the year ended December 31, 2005." The correct time period for this information is "For the year ended October 31, 2005."